UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05459
                                   ----------

                       TEMPLETON GLOBAL INCOME FUND
                     --------------------------------------
              (Exact name of registrant as specified in charter)


              500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/04
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS


                                                                 AUGUST 31, 2004
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                               [GRAPHIC OMITTED]
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                             ANNUAL REPORT | INCOME

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                                    TEMPLETON
                               GLOBAL INCOME FUND

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                                 [LOGO OMITTED]
                           FRANKLIN [R] TEMPLETON [R]
                                   INVESTMENTS
                      Franklin o TEMPLETON o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.





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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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[GRAPHIC OMITTED]


Not part of the annual report

Contents


ANNUAL REPORT


Templeton Global
Income Fund............................1

Performance Summary...................10

Important Notice to
Shareholders..........................11

Financial Highlights and
Statement of Investments..............12

Financial Statements..................17

Notes to Financial Statements.........20

Report of Independent
Registered Public
Accounting Firm.......................27

Tax Designation.......................28

Annual Meeting of
Shareholders..........................30

Dividend Reinvestment and
Cash Purchase Plan....................33

Board Members and Officers............35

Shareholder Information...............41


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Annual Report

Templeton Global Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Global Income Fund seeks high, current income, with a secondary goal of capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in income-producing securities, including debt securities of U.S. and foreign issuers, including emerging markets.

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PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 8/31/04

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USE IN PRINTED GRAPHIC AS FOLLOWS:]

Government Bonds .................. 96.0%
Short-Term Investments &
Other Net Assets ..................  4.0%

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Dear Shareholder:

We are pleased to bring you Templeton Global Income Fund's annual report for the fiscal year ended August 31, 2004.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 13.




                                                               Annual Report | 1

PERFORMANCE OVERVIEW

For the year under review, Templeton Global Income Fund delivered cumulative total returns of 14.69% based on market price and 14.20% based on net asset value. In comparison, the J.P. Morgan (JPM) Government Bond Index (GBI) Global posted cumulative total returns of 4.28% in local currency terms and 11.41% in U.S. dollar terms for the same period.1 You can find the Fund's longterm performance data in the Performance Summary on page 10.

ECONOMIC AND MARKET OVERVIEW

Over the past fiscal year, the global economic recovery solidified, characterized by improved growth in the U.S. and Asia and export-led growth in much of Europe. Despite a large rise in oil and other commodity prices, underlying global inflation remained subdued during most of the period, although an upturn was observed in some regions later in the reporting period. As a result, global bond markets generated positive returns in local currency terms while currency gains against the U.S. dollar further extended bond market returns for the period.

Amid this more positive global growth environment, some inflationary pressures finally began to emerge in the U.S., in part as high global commodity prices passed through to domestic prices. Core consumer prices (excluding food and energy) rose from historically low levels of 1.3% at the beginning of the fiscal year to a more typical level of 1.7% by period-end. Additionally, the labor market began to recover, although the pace of hiring was more tentative than in prior economic cycles. Even with some slowing in economic activity during the second quarter of 2004, productivity rates remained favorable. The Federal Reserve Board (Fed) began to remove some economic stimulus, raising the federal funds target rate half a percentage point (0.50%) to 1.50% by period-end as some of the deflationary risks present in the economy since the last rate reduction appeared to diminish.

Consistent with a pick-up in economic growth with U.S. trade partners and a relatively weaker U.S. dollar, export growth rebounded. However, import growth surged as well, driving the U.S. trade deficit to another record monthly deficit level of over $50 billion in July. 2 The trade deficit helped drive the current account deficit to a record level totaling over $500 billion, adding further negative pressure on the U.S. balance of payments position. 3 The magnitude of the current


--------------------------------------------------------------------------------
WHAT IS BALANCE OF PAYMENTS?
--------------------------------------------------------------------------------
Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT IS A CURRENT ACCOUNT?
--------------------------------------------------------------------------------
A current account is that part of the balance of payments where all of one country's international transactions in goods and services are recorded.
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1. Source: J.P. Morgan. The JPM GBI Global tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $US. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
2. Source: U.S. Census Bureau.
3. For the past four quarters ended 6/30/04.




2 | Annual Report
account deficit also remained quite large relative to the country's economy at nearly 5.1% of gross domestic product (GDP). 4 To help finance this deficit within the balance of payments, the U.S. continued to rely on foreigners' purchases of U.S. bonds. The U.S. dollar continued to depreciate over the past year, declining 8.34% against the U.S.'s major trading partners. 5

Economic growth in the 12-country euro zone strengthened throughout the course of the Fund's fiscal year, reaching 2.0% during the second quarter compared with one year earlier. 6 Growth was driven by the export sector rather than domestic demand, limiting underlying inflation pressures. The relatively stronger euro compared with prior periods has helped allow the European Central Bank (ECB) to keep rates historically low, in both nominal and real terms. The rebounding global economy also maintained healthy export growth, despite the relatively stronger euro. In contrast to the U.S., the euro zone current account remained in surplus at 0.7% of GDP. 7 Growth among surrounding European economies, including Scandinavia and central Europe, remained higher and more broad-based, reaching rates of 4.1% in Norway, 3.4% in Sweden, 4.0% in Hungary and 6.1% in Poland in second quarter 2004 compared with a year earlier. 8 Additionally, Sweden and Norway maintained impressive current account surpluses at nearly 7.3% and 13.0% of GDP. 9

Asia's economic growth remained robust, despite some indication of an engineered slowdown in China marginally impacting growth of regional trade partners. During the second quarter of 2004, economic growth was 9.6% in China, 6.3% in Thailand, 5.5% in South Korea and 4.3% in Indonesia compared with the same quarter in 2003. 10 Japan was the exception, with growth rates falling from 6.4% in the first quarter compared with a year earlier to 1.3% in the second quarter compared with a year earlier as a domestic demand recovery remained uncertain.11 While growth was more broad-based in some Asian countries than others, one common characteristic was external sector strength. In South Korea for example, export growth continued to accelerate, exceeding 29% by period-end. 12 Similarly, Thai exports rose nearly 25% and Japan's over 14%.13 These positive conditions contributed to the region's rising international reserves, and despite showing signs of slowing, remained impressive. In Japan, foreign currency reserves increased

4. Source: Bureau of Economic Analysis. For the one year ended 6/30/04.
5. Source: Federal Reserve Board.
6. Source: Eurostat.
7. Source: European Central Bank. As of second quarter 2004.
8. Sources: Statistics Norway, Statistics Sweden, Hungarian Statistical Office and Eurostat (Poland).
9. Sources: Statistics Norway, Statistics Sweden and Sveriges Riksbank (Sweden).
10. Sources: National Bureau of Statistics (China), National Economic and Social Development (Thailand), Bank of Korea and BPS (Indonesia).
11. Source: Economic and Social Research Institute, Japan.
12. Source: Korea International Trade Association.
13. Sources: Bank of Thailand; Ministry of Finance, Japan.



                                                               Annual Report | 3

$273 billion for the 12-month period, partially as a result of massive direct currency intervention during the first quarter of the year. Japan purchased foreign currency worth approximately $140 billion, slowing currency appreciation relative to the U.S. dollar. Overall, Japan's foreign currency reserves stood at $808 billion on August 31, 2004, up 51% from a year earlier. 14 Other Asian countries continued to experience similar reserve accumulation, although on a smaller scale. South Korea's reserves rose 25%, Thailand's 14% and Indonesia's 4% for the year under review. 15 With the exceptions of Japan, South Korea and Indonesia, there was some evidence of mounting inflationary pressure throughout the region, given strong aggregate growth and little changes in monetary or exchange rate policy.

INVESTMENT STRATEGY

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency rates and credit risk.

MANAGER'S DISCUSSION

The Fund's total return is influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

INTEREST RATE STRATEGY

During the reporting period, interest rate policy generally became less accommodative. As economic growth rebounded and an interest rate tightening cycle, particularly in the U.S., became more probable, we reduced the Fund's overall portfolio duration exposure. Although the Fed raised U.S. interest rates, shortterm real interest rates (accounting for inflation) remained negative and the monetary stance still accommodative. Therefore, the Fund remained positioned defensively to a further rise in U.S. interest rates by maintaining a zero allocation to U.S. Treasury securities.

Monetary policy is largely a function of individual country economic and policy conditions. Thus, globally, we found opportunities during the period where interest rate reductions produced positive local market bond returns, or returns in local currency terms, and other instances where interest rate increases facilitated currency gains and overall bond market returns in U.S. dollar terms. During the period, U.S. yields were at historically low levels. Globally, as shown in the chart to the right, several other international government treasury markets offered


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets as of 8/31/04

Other Europe                                 26.2%
Asia                                         25.7%
EMU Members*                                 22.5%
Australia & New Zealand                      13.6%
Latin America                                 5.9%
Canada                                        1.9%
Middle East & Africa                          0.2%
Short-Term Investments & Other Net Assets     4.0%

*The Fund's EMU investments were in Austria, Belgium, Finland, France, Germany, Greece, Irish Republic, Italy, Netherlands and Spain.



14. Source: Ministry of Finance, Japan.
15. Sources: Bank of Korea, Bank of Thailand and Bank of Indonesia.



4 | Annual Report

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GLOBAL TREASURY YIELDS as of August 31, 2004

[GRAPHIC OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS USE IN PRINTED GRAPHIC AS FOLLOWS:]

         U.S.     France   New Zealand    Sweden  Indonesia   South Korea    Hungary  Poland   Japan
3M       1.588    2.136    6.245          2.033               3.541          10.94    6.9      0.018
6M       1.8      2.111    6.375          2.129               3.51           10.93    7.15     0.02
1Y       1.952    2.199    6.237          2.255   6.95        3.568          10.78    7.296    0.035
2Y       2.399    2.448    6.186          2.767   8.83        3.605          10.8     7.848    0.169
3Y       2.733    2.771    6.18           3.28    9.68        3.59           10.64    7.689    0.313
4Y       3.043    3.061    6.187          3.506   10.255      3.684          10.1     7.71     0.489
5Y       3.31     3.301    6.188          3.701   10.83       3.778          9.8      7.654    0.67
6Y       3.549    3.442    6.188          3.893   11.2        3.869          9.525    7.555    0.88
7Y       3.747    3.611    6.189          4.085   11.44       3.959          9.25     7.456    1.114
8Y       3.916    3.786    6.189          4.175   11.64       4.05           9.125    7.376    1.329
9Y       4.053    3.936    6.2            4.265   11.67       4.095          9        7.336    1.489
10Y      4.12     4.04     6.21           4.378   11.74       4.14           8.8      7.296    1.544
         4.26     4.127                   4.464                              8.675    7.257
         4.4      4.214                   4.549                              8.55     7.219
         4.47     4.324                   4.549                              8.55     7.219
         4.539    4.356                   4.635                              8.425    7.18
15Y      4.679    4.387                   4.72                               8.3      7.141    1.769
         4.739    4.409                                                               7.102
         4.799    4.431                                                               7.064
         4.829    4.495                                                               7.064
         4.858    4.485                                                               7.025
20Y      4.918    4.474                                                               6.986    2.16
         4.921    4.524
         4.924    4.574
         4.925    4.667
         4.926    4.69
30Y      4.929    4.712                                                                        2.52

--------------------------------------------------------------------------------


substantially higher yields at period-end, which was fairly typical during the reporting period. This situation presented an investment opportunity for the Fund.

In Europe, ECB policymakers left the reference rate unchanged at 2.00% and euro zone bond markets returned 5.55% in local currency terms. 1 Elsewhere in Europe, Norway and Sweden reduced interest rates 125 and 75 basis points (100 basis points equal 1.00%) to 1.75% and 2.00% during the reporting period. 16 Meanwhile, Hungary and Poland raised interest rates 150 and 125 basis points to 11.00% and 6.50%. 17 Correspondingly, Norwegian, Swedish, Hungarian and Polish local bond markets generated returns of 8.51%, 6.44%, 2.45% and -0.62%, respectively, for the 12 months under review, as measured by the Citigroup World Government Bond Index (Norway), the JPM GBI Global (Sweden) and the JPM GBI Broad (Hungary and Poland). 18

Among Asia Pacific economies, Australia and New Zealand raised interest rates largely due to stronger domestic growth. Australia raised interest rates 50 basis points to 5.25% and New Zealand 100 basis points to 5.75%, and their bond markets produced positive returns of 5.25% and 4.35% over the 12-month

16. Sources: Norges Bank (Norway), Sveriges Riksbank (Sweden).
17. Sources: National Bank of Hungary and National Bank of Poland.
18. Sources: Citigroup; J.P. Morgan. See footnote 1 for a description of the JPM GBI Global. The Citigroup World Government Bond Index is market capitalization weighted and tracks total returns of government bonds in 17 developed countries globally. The JPM GBI Broad is a combination of the GBI Global and selected other countries, launched in 1997 to increase country and return diversification in international fixed income markets.




                                                               Annual Report | 5

CURRENCY BREAKDOWN
Based on Total Portfolio Value as of 8/31/04

Euro                        26.1%
South Korean Won            13.0%
U.S. Dollar                 10.7%
Swedish Krona                9.6%
New Zealand Dollar           8.0%
Thai Baht                    6.2%
Australian Dollar            6.1%
Indonesian Rupiah            5.8%
Polish Zloty                 5.6%
Norwegian Krone              3.0%
Canadian Dollar              2.0%
Danish Krone                 1.7%
Hungarian Forint             1.6%
British Pound                0.6%





period. 19 Strong economic expansion driven by export growth and domestic demand prompted the Thai central bank to raise rates 25 basis points to 1.50%.20 Local Thai bond markets reacted more negatively, declining 3.29% over the year. 21 To help manage this risk, the Fund was positioned in short duration securities in Thailand.

South Korea and Indonesia, on the other hand, experienced declining interest rates. South Korea reduced rates 25 basis points to 3.50% following a slowdown in the real economy, particularly with regard to weak consumption and private investment. 22 Additionally, Indonesia reduced rates 150 basis points to 7.00% following a decline in inflation and improved macroeconomic stability. 23 Local bond markets in South Korea and Indonesia rose 7.94% and 10.34%. 21

CURRENCY STRATEGY

Although the U.S. sub-index of the JPM GBI Global outperformed other local markets, rising 5.65%, currency gains against the U.S. dollar during the period helped global bond markets outperform the U.S. market with the JPM GBI Global increasing 11.41% in U.S. dollar terms. 1 Consequently, the Fund benefited from its underweighted position in the U.S. relative to the JPM GBI Global.

In Europe, the euro rose 10.70% against the U.S. dollar and European Monetary Unit (EMU) bond markets returned 16.83% in U.S. dollar terms, as measured by the JPM EMU Government Bond Index.24 Although the euro remained one of our largest currency exposures, we reduced this allocation given that much of the U.S. dollar's adjustment had been against the euro, and because we saw better value in Asian and other European (non-euro) currencies.

Among the Fund's other European currency positions, we benefited from exposure to the Swedish krona, the Norwegian krone and the Hungarian forint. During the period, these currencies rose 11.29%, 8.51% and 14.58%, respectively, and combined with gains in the local markets, brought bond returns to 18.46%, 17.74% and 17.38%, respectively, in U.S. dollar terms.25 Despite a narrowing interest rate differential in Norway and Sweden over the period, accelerating growth, large



19. Sources: Australian Bureau of Statistics, Federal Reserve Bank of New Zealand and J.P. Morgan.
20. Source: Bank of Thailand.
21. Source: HSBC. The HSBC ALBI tracks total return performance of a bond portfolio, which consists of local-currency denominated, high quality and liquid bonds in Asia ex-Japan. Local bond market returns are from country sub-indexes of the HSBC ALBI.
22. Source: Bank of Korea.
23. Source: Central Bank of Republic of Indonesia.
24. Source: J.P. Morgan. The JPM EMU Government Bond Index is a euro-aggregated index weighted by market capitalization. The index includes only liquid bullet euro-denominated fixed-rate debt, which has been issued by participating governments. No callable, puttable or convertible features are allowed. Bonds must have at least 12 months remaining maturity. The EMU bond index is fully invested. All coupons received are immediately invested back into the entire index until the next index rebalancing.
25. Sources: Citigroup; J.P. Morgan.



6 | Annual Report
current account surpluses and fiscal positions remained supportive of currency levels, particularly relative to the euro.

Growth rates and export performance were particularly striking in the central European economies, including Hungary and Poland, which joined the European Union (EU) in May 2004. In addition to the Hungarian forint's strong return, the Polish zloty rose 8.64%. Higher growth rates, prospects for rising interest rates and attractive yields relative to the euro zone provided support to these currencies. The Fund added a new position in Poland later in the reporting period as Poland's government bonds and currency lagged other European markets. The zloty began to benefit only later in the period from progress on fiscal reform, entry into the EU and solid macroeconomic performance.

In Asia, the Fund benefited from its lack of exposure to Japan. Although the yen rose 6.32% against the U.S. dollar, Japanese government bonds underperformed the broader market, returning only 7.53% in U.S. dollar terms. 1 The Australian and New Zealand dollars rose 9.10% and 13.70% against the U.S. dollar during the 12-month period. With some of the highest currency returns in the Asia Pacific region, Australian and New Zealand government bond markets rose 14.83% and 18.64% in U.S. dollar terms, benefiting relative Fund performance. 26 In addition to positive growth trends, favorable interest rates relative to other developed markets, positive immigration trends, continued fiscal surpluses and trade linkages to Asia supported currency performance. The Fund also benefited from its overweighted position in South Korea relative to the JPM GBI Broad, whose bond market rose 10.36% in U.S. dollar terms following a 2.29% appreciation of the South Korean won versus the U.S. dollar. 21

The Fund continued to increase its allocation to non-Japan Asia during the period given strong regional growth and trade patterns, and to position itself for potential currency appreciation. Exposure to other Asian currencies weighed on Fund performance as the Thai baht depreciated 1.34% and the Indonesian sub-index of the HSBC Asian Local Bond Index (ALBI) fell 0.08% in U.S. dollar terms. 21 Uncertainty surrounding Indonesia's presidential election contributed to currency volatility, with the Indonesian rupiah declining 9.49% against the U.S. dollar. We sought to position the Fund for the currency's longer-term potential due to what we considered solid macroeconomic and credit conditions following the election's conclusion, scheduled for September 2004.



26. Source: J.P. Morgan.




                                                               Annual Report | 7

GLOBAL SOVEREIGN DEBT STRATEGY

The Fund also purchased investment-grade and sub-investment grade sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. and European benchmark treasury curves. U.S. dollar denominated emerging market debt returned 13.57% over the period, as measured by the JPM Emerging Markets Bond Index Global (EMBIG). 27 Sovereign interest rate spreads declined from 482 basis points greater than the U.S. Treasury market at the beginning of the reporting period to 425 basis points by period-end. 26 Euro denominated markets also rose strongly, gaining 11.41% in euro terms and 23.89% in U.S. dollar terms, as measured by the JPM Euro EMBIG. 28

Regionally, Latin American sovereign debt rose 15.84%, eastern Europe 11.48% and Asia 8.47%. 27 The global demand recovery significantly benefited emerging market economies, particularly commodity exporters, supporting growth and in some cases balance of payment and fiscal conditions. As a result, underlying macroeconomic and credit fundamentals remained stronger than in previous economic tightening cycles. For example, in Russia, high oil prices provided an opportunity for the government to establish a stabilization fund. Similarly in Ukraine, economic growth benefited from rising global demand for commodities, driving Ukraine's export performance and economic growth rates of more than 13.0% for the first seven months of 2004. 29

Although U.S. dollar-denominated sovereign debt produced solid returns over the 12-month period, the Fund shortened duration and reallocated away from U.S. dollar-denominated investment-grade and sub-investment grade debt given a greater



27. Source: J.P. Morgan. The JPM EMBIG tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.
28. Source: J.P. Morgan. The JPM Euro EMBIG tracks total returns for euro-denominated, straight fixed coupon instruments issued by emerging market sovereign and quasi-sovereign entities.
29. Source: The Economist Intelligence Unit, "Ukraine: Country Outlook," 9/8/04.



8 | Annual Report
sensitivity to rising U.S. rates. Consequently, the Fund added to local currency markets given prospects for yield and currency appreciation. As of August 31, 2004, 16.83% of the Fund's total net assets were invested in sub-investment grade sovereign debt based on independent credit rating agency Standard & Poor's ratings.

Thank you for your continued participation in Templeton Global Income Fund. We look forward to serving your future investment needs.

Sincerely,

[PHOTO OMITTED]
/S/SIGNATURE
Alex C. Calvo

[PHOTO OMITTED]
/S/SIGNATURE
Michael Hasenstab, Ph.D.

Portfolio Managers
Templeton Global Income Fund



THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



                                                               Annual Report | 9

Performance Summary as of 8/31/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION
-----------------------------------------------------------------------------------------
                                             CHANGE            8/31/04        8/31/03
-----------------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.59              $8.77          $8.18
-----------------------------------------------------------------------------------------
Market Price (NYSE)                          +$0.61              $8.56          $7.95
-----------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/03-8/31/04)
-----------------------------------------------------------------------------------------
Dividend Income                   $0.5436
-----------------------------------------------------------------------------------------


PERFORMANCE
-----------------------------------------------------------------------------------------
                                             1-YEAR              5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------
Cumulative Total Return 1
-----------------------------------------------------------------------------------------
    Based on change in NAV                   14.20%              72.60%         151.08%
-----------------------------------------------------------------------------------------
    Based on change in market price          14.69%              92.53%         186.47%
-----------------------------------------------------------------------------------------
Average Annual Total Return 1
-----------------------------------------------------------------------------------------
    Based on change in NAV                   14.20%              11.53%          9.64%
-----------------------------------------------------------------------------------------
    Based on change in market price          14.69%              13.99%         11.10%
-----------------------------------------------------------------------------------------

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MORE CURRENT PERFORMANCE, CALL FRANKLIN TEMPLETON INVESTMENTS AT 1-800/342-5236.



ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND SOCIAL AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NON-DIVERSIFIED INVESTMENT COMPANY, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.




10 | Annual Report

Important Notice to Shareholders

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized management to implement an openmarket share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.

CHANGE TO NON-FUNDAMENTAL INVESTMENT POLICY

In December 2003, the Fund's Board approved the elimination of the Fund's nonfundamental investment policy limiting the Fund's investment in Russian securities to no more than 5% of the Fund's total assets. The Board's action allows the Fund's investment manager to take advantage of additional attractive investment opportunities in Russia, in excess of 5% of the Fund's total assets, when the investment manager believes it is advisable to do so. The Fund's primary goal of seeking high current income and its secondary goal of capital appreciation remain the same.




                                                              Annual Report | 11

Templeton Global Income Fund

FINANCIAL HIGHLIGHTS

                                                      -------------------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                                                            2004          2003         2002          2001          2000
                                                      -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................        $8.18         $7.29        $6.99         $7.06         $7.50
                                                      -------------------------------------------------------------------
Income from investment operations:

Net investment income a ...........................          .41           .41          .45d          .56           .60

Net realized and unrealized gains (losses) ........          .72           .98          .39d         (.11)         (.46)
                                                      -------------------------------------------------------------------
Total from investment operations ..................         1.13          1.39          .84           .45           .14
                                                      -------------------------------------------------------------------
Capital share repurchases .........................           --            --           --           .03           .02
                                                      -------------------------------------------------------------------
Less distributions from:

   Net investment income ..........................         (.54)         (.50)        (.34)         (.31)         (.60)

   Tax return of capital ..........................           --            --         (.20)         (.24)           --
                                                      -------------------------------------------------------------------
Total distributions ...............................         (.54)         (.50)        (.54)         (.55)         (.60)
                                                      -------------------------------------------------------------------
Net asset value, end of year ......................        $8.77         $8.18        $7.29         $6.99         $7.06
                                                      -------------------------------------------------------------------

Market value, end of year b .......................        $8.56         $7.95        $7.35         $6.55       $6.1875
                                                      -------------------------------------------------------------------

Total return (based on market value per share) c ..       14.69%        15.37%       21.32%        15.44%         3.97%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................   $1,136,976    $1,058,791     $944,602      $763,696      $797,122

Ratios to average net assets:

   Expenses .......................................         .77%          .72%         .75%          .75%          .75%

   Net investment income ..........................        4.66%         5.16%        6.28%d        8.11%         8.12%

Portfolio turnover rate ...........................       48.85%        69.77%       82.31%        66.27%       110.36%

a Based on average daily shares outstanding.
b Based on the last sale on the New York Stock Exchange.
c Total return is not annualized for periods less than one year.
d Effective September 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixedincome securities, as required. The effect of this change was as follows:
    Net Investment income per share ............................. $(0.09)
    Net realized and unrealized gains (losses) per share ........   0.09
    Ratio of net investment income to average net assets ........  (1.32)%
    Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.



12 | See notes to financial statements. | Annual Report

Templeton Global Income Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2004

---------------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT A         VALUE
---------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 96.0%
   AUSTRALIA 5.9%
   New South Wales Treasury Corp.,
     6.50%, 5/01/06 ...........................................................          15,781,000 AUD     $   11,336,538
     8.00%, 3/01/08 ...........................................................           6,200,000 AUD          4,710,337
     6.00%, 5/01/12 ...........................................................          10,200,000 AUD          7,321,285
   Queensland Treasury Corp.,
     6.00%, 7/14/09 ...........................................................           4,100,000 AUD          2,956,014
     6.00%, 8/14/13 ...........................................................          56,500,000 AUD         40,781,196
                                                                                                            ---------------
                                                                                                                67,105,370
                                                                                                            ---------------

   AUSTRIA 2.4%
   Republic of Austria,
     5.50%, 10/20/07 ..........................................................          15,900,000 EUR         20,825,707
     5.00%, 7/15/12 ...........................................................           4,580,000 EUR          5,992,968
                                                                                                            ---------------
                                                                                                                26,818,675
                                                                                                            ---------------

   BELGIUM 2.9%
   Kingdom of Belgium,
     8.50%, 10/01/07 ..........................................................          19,718,000 EUR         27,908,912
     5.00%, 9/28/12 ...........................................................           3,840,000 EUR          5,028,438
                                                                                                            ---------------
                                                                                                                32,937,350
                                                                                                            ---------------

   BRAZIL .7%
   Republic of Brazil, DCB, L, FRN, 2.125%, 4/15/12 ...........................           8,690,856              7,876,088
                                                                                                            ---------------

   CANADA 1.9%
   Government of Canada, 6.00%, 6/01/11 .......................................          26,263,000 CAD         21,881,548
                                                                                                            ---------------

   COLOMBIA .5%
   Republic of Colombia, 11.75%, 2/25/20 ......................................           4,735,000              5,817,658
                                                                                                            ---------------

   DENMARK 1.7%
   Kingdom of Denmark,
     6.00%, 11/15/11 ..........................................................          15,500,000 DKK          2,867,922
     5.00%, 11/15/13 ..........................................................          92,320,000 DKK         16,049,980
                                                                                                            ---------------
                                                                                                                18,917,902
                                                                                                            ---------------

   FINLAND 2.7%
   Government of Finland,
     5.00%, 7/04/07 ...........................................................          19,300,000 EUR         24,860,560
     5.00%, 4/25/09 ...........................................................           4,390,000 EUR          5,735,852
                                                                                                            ---------------
                                                                                                                30,596,412
                                                                                                            ---------------

   FRANCE 2.3%
   Government of France,
     4.00%, 4/25/09 ...........................................................          13,280,000 EUR         16,678,501
     4.25%, 4/25/19 ...........................................................           8,000,000 EUR          9,568,072
                                                                                                            ---------------
                                                                                                                26,246,573
                                                                                                            ---------------

   GERMANY 3.5%
   Federal Republic of Germany, 4.00%, 2/16/07 ................................          32,070,000 EUR         40,243,204
                                                                                                            ---------------

   GREECE .5%
   Republic of Greece, 4.60%, 5/20/13 .........................................           4,560,000 EUR          5,748,712
                                                                                                            ---------------





                                                              Annual Report | 13

Templeton Global Income Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT A         VALUE
---------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   HUNGARY 1.5%
   Government of Hungary,
     9.25%, 5/12/05 ...........................................................         127,000,000 HUF     $      612,374
     8.50%, 10/12/05 ..........................................................       3,342,000,000 HUF         15,871,433
     7.00%, 4/12/06 ...........................................................         110,000,000 HUF            506,837
                                                                                                            ---------------
                                                                                                                16,990,644
                                                                                                            ---------------

   INDONESIA 5.5%
   Indonesia Recapital Bond,
     14.00%, 6/15/09 ..........................................................      81,841,000,000 IDR          9,766,357
     13.15%, 3/15/10 ..........................................................     188,975,000,000 IDR         21,820,320
     14.275%, 12/15/13 ........................................................     229,766,000,000 IDR         28,010,773
     FRN, 14.25%, 6/15/13 .....................................................      28,750,000,000 IDR          3,501,077
                                                                                                            ---------------
                                                                                                                63,098,527
                                                                                                            ---------------

   IRISH REPUBLIC 1.3%
   Republic of Ireland, 4.25%, 10/18/07 .......................................          11,500,000 EUR         14,565,674
                                                                                                            ---------------

   ITALY 2.3%
   Government of Italy,
     10.50%, 4/01/05 ..........................................................          19,330,000 EUR         24,541,893
     5.00%, 5/01/08 ...........................................................           1,573,000 EUR          2,038,798
                                                                                                            ---------------
                                                                                                                26,580,691
                                                                                                            ---------------

   MEXICO 1.1%
   United Mexican States, 144A, 7.50%, 3/08/10 ................................           8,800,000 EUR         12,237,908
                                                                                                            ---------------

   NETHERLANDS 2.3%
   Government of Netherlands, 5.75%, 2/15/07 ..................................          20,169,000 EUR         26,293,430
                                                                                                            ---------------

   NEW ZEALAND 7.7%
   Government of New Zealand,
     7.00%, 7/15/09 ...........................................................          56,280,000 NZD         38,156,026
     6.00%, 11/15/11 ..........................................................          36,973,000 NZD         23,992,616
     6.50%, 4/15/13 ...........................................................          37,581,000 NZD         25,144,777
                                                                                                            ---------------
                                                                                                                87,293,419
                                                                                                            ---------------

   NORWAY 2.9%
   Kingdom of Norway,
     5.75%, 11/30/04 ..........................................................          89,660,000 NOK         13,095,848
     6.75%, 1/15/07 ...........................................................         126,500,000 NOK         20,000,942
                                                                                                            ---------------
                                                                                                                33,096,790
                                                                                                            ---------------

   PERU .2%
   Republic of Peru, 9.875%, 2/06/15 ..........................................           1,800,000              2,038,500
                                                                                                            ---------------

   PHILIPPINES 1.8%
   Republic of Philippines,
     9.00%, 2/15/13 ...........................................................           5,500,000              5,706,525
     Reg S, 9.375%, 12/07/06 ..................................................           5,000,000 EUR          6,616,110
     Reg S, 9.125%, 2/22/10 ...................................................           6,000,000 EUR          7,690,287
                                                                                                            ---------------
                                                                                                                20,012,922
                                                                                                            ---------------



14 | Annual Report

Templeton Global Income Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT A         VALUE
---------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   POLAND 5.4%
   Republic of Poland,
     8.50%, 11/12/06 ..........................................................         100,860,000 PLN     $   27,903,824
     8.50%, 5/12/07 ...........................................................          68,700,000 PLN         19,133,574
     6.00%, 5/24/09 ...........................................................          55,000,000 PLN         14,066,823
                                                                                                            ---------------
                                                                                                                61,104,221
                                                                                                            ---------------

   RUSSIA 2.0%
   Federation of Russia, Reg S, 11.00%, 7/24/18 ...............................          17,771,000             23,349,495
                                                                                                            ---------------

   SOUTH AFRICA .2%
   Republic of South Africa, 5.25%, 5/16/13 ...................................           2,000,000 EUR          2,441,544
                                                                                                            ---------------

   SOUTH KOREA 12.4%
   Korea Treasury Bond,
     4.50%, 3/05/06 ...........................................................      19,500,000,000 KRW         17,543,838
     4.50%, 9/03/06 ...........................................................      29,790,000,000 KRW         26,914,812
     6.90%, 1/16/07 ...........................................................      41,010,000,000 KRW         38,601,593
     6.15%, 7/10/07 ...........................................................      10,000,000,000 KRW          9,354,204
     5.77%, 10/09/07 ..........................................................      39,640,000,000 KRW         36,919,214
     4.75%, 3/12/08 ...........................................................       8,075,000,000 KRW          7,417,741
     5.00%, 3/26/13 ...........................................................       5,000,000,000 KRW          4,712,632
                                                                                                            ---------------
                                                                                                               141,464,034
                                                                                                            ---------------

   SPAIN 2.3%
   Government of Spain,
     8.80%, 4/30/06 ...........................................................          13,342,000 EUR         17,880,832
     5.00%, 7/30/12 ...........................................................           6,350,000 EUR          8,323,745
                                                                                                            ---------------
                                                                                                                26,204,577
                                                                                                            ---------------

   SWEDEN 9.2%
   Kingdom of Sweden,
     3.50%, 4/20/06 ...........................................................         246,055,000 SEK         33,136,562
     8.00%, 8/15/07 ...........................................................          59,250,000 SEK          8,918,115
     6.50%, 5/05/08 ...........................................................         100,400,000 SEK         14,727,815
     5.25%, 3/15/11 ...........................................................         273,300,000 SEK         38,778,384
     5.50%, 10/08/12 ..........................................................          62,060,000 SEK          8,950,392
                                                                                                            ---------------
                                                                                                               104,511,268
                                                                                                            ---------------

   THAILAND 6.0%
   Kingdom of Thailand,
     8.50%, 10/14/05 ..........................................................       1,348,025,000 THB         34,712,113
     8.00%, 12/08/06 ..........................................................         549,200,000 THB         14,812,168
     5.60%, 7/07/07 ...........................................................         499,730,000 THB         12,959,888
     4.125%, 2/12/08 ..........................................................         178,700,000 THB          4,452,376
     8.50%, 12/08/08 ..........................................................          31,000,000 THB            894,026
                                                                                                            ---------------
                                                                                                                67,830,571
                                                                                                            ---------------


                                                              Annual Report | 15

Templeton Global Income Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT A         VALUE
---------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   UKRAINE 2.9%
   Republic of Ukraine,
     144A, 6.875%, 3/04/11 ....................................................   $       6,020,000        $     5,968,228
     144A, 7.65%, 6/11/13 .....................................................          21,700,000             22,008,248
     FRN, 5.361%, 8/05/09 .....................................................           5,300,000              5,447,605
                                                                                                            ---------------
                                                                                                                33,424,081
                                                                                                            ---------------

   UNITED KINGDOM .6%
   United Kingdom, 8.50%, 7/16/07 .............................................           3,241,000 GBP          6,393,028
                                                                                                            ---------------

   VENEZUELA 3.4%
   Republic of Venezuela,
     10.75%, 9/19/13 ..........................................................           1,185,000              1,294,612
     9.25%, 9/15/27 ...........................................................          36,005,000             33,664,675
     FRN, 2.632%, 4/20/11 .....................................................           3,950,000              3,313,063
                                                                                                            ---------------
                                                                                                                38,272,350
                                                                                                            ---------------
  TOTAL LONG TERM INVESTMENTS (COST $976,993,848)..............................                              1,091,393,166
                                                                                                            ---------------

                                                                                 ---------------------------
                                                                                  SHARES/PRINCIPAL AMOUNT A
                                                                                 ---------------------------
   SHORT TERM INVESTMENTS 1.7%
   BELGIUM .2%
   Belgium Treasury Bill, 2.22%, 7/14/05 ......................................           1,750,000 EUR          2,083,707
                                                                                                            ---------------

   NORWAY .9%
   Norwegian Treasury Bill, 1.987%, 6/15/05 ...................................          75,000,000 NOK         10,693,979
                                                                                                            ---------------

   UNITED STATES .6%
   MONEY FUND
  bFranklin Institutional Fiduciary Trust Money Market Portfolio ..............           6,304,531              6,304,531
                                                                                                            ---------------

  TOTAL SHORT TERM INVESTMENTS (COST $19,104,723)..............................                                 19,082,217
                                                                                                            ---------------

  TOTAL INVESTMENTS (COST $996,098,571) 97.7%..................................                              1,110,475,383
  OTHER ASSETS, LESS LIABILITIES 2.3%..........................................                                 26,500,991
                                                                                                            ---------------

  NET ASSETS 100.0%............................................................                             $1,136,976,374
                                                                                                            ---------------


CURRENCY ABBREVIATIONS: | AUD - Australian Dollar | CAD - Canadian Dollar | DKK - Danish Krone | EUR - Euro
                          GBP - British Pound | HUF - Hungarian Forint | IDR - Indonesian Rupiah
                          KRW - Korean Won | NOK - Norwegian Krone | NZD - New Zealand Dollar
                          PLN - Polish Zloty | SEK - Swedish Krona | THB - Thai Baht





a The principal amount is stated in U.S. dollars unless otherwise indicated. b See Note 8 regarding investments in the Franklin Institutional Fiduciary
  Trust Money Market Portfolio.



16 | See notes to financial statements. | Annual Report

Templeton Global Income Fund

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
August 31, 2004



Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..................................................   $  989,794,040
  Cost - Sweep money fund (Note 8) .............................................        6,304,531
                                                                                   ---------------
  Value - Unaffiliated issuers .................................................    1,104,170,852
  Value - Sweep money fund (Note 8) ............................................        6,304,531
 Foreign currency, at value (cost $386,039) ....................................          372,492
 Receivables:
  Investment securities sold ...................................................        6,540,430
  Dividends and interest .......................................................       27,000,412
                                                                                   ---------------
      Total assets .............................................................    1,144,388,717
                                                                                   ---------------
Liabilities:
 Payables:
  Investment securities purchased ..............................................        6,159,935
  Affiliates ...................................................................          601,269
 Distributions to shareholders .................................................          255,335
 Other liabilities .............................................................          395,804
                                                                                   ---------------
      Total liabilities ........................................................        7,412,343
                                                                                   ---------------
        Net assets, at value ...................................................   $1,136,976,374
                                                                                   ---------------
Net assets consist of:
 Undistributed net investment income ...........................................   $    5,829,306
 Net unrealized appreciation (depreciation) ....................................      114,422,485
 Accumulated net realized gain (loss) ..........................................      (56,401,338)
 Capital shares ................................................................    1,073,125,921
                                                                                   ---------------
Net assets, at value ...........................................................   $1,136,976,374
                                                                                   ---------------
Shares outstanding .............................................................      129,712,226
                                                                                   ---------------
Net asset value per share ......................................................            $8.77
                                                                                   ---------------




                         Annual Report | See notes to financial statements. | 17

Templeton Global Income Fund

STATEMENT OF OPERATIONS
for the year ended August 31, 2004



Investment income:
 (net of foreign taxes of $1,098,207)
 Dividends - Sweep money fund (Note 8) ..................................................   $     51,023
 Interest ...............................................................................     61,379,081
                                                                                            -------------
      Total investment income ...........................................................     61,430,104
                                                                                            -------------
Expenses:
 Management fees (Note 3) ...............................................................      5,732,702
 Administrative fees (Note 3) ...........................................................      1,407,693
 Transfer agent fees ....................................................................        546,800
 Custodian fees (Note 4) ................................................................        527,729
 Reports to shareholders ................................................................        119,400
 Registration and filing fees ...........................................................        134,200
 Professional fees ......................................................................        127,700
 Trustees' fees and expenses ............................................................         67,800
 Other ..................................................................................         44,500
                                                                                            -------------
      Total expenses ....................................................................      8,708,524
      Expense reductions (Note 4) .......................................................           (349)
                                                                                            -------------
        Net expenses ....................................................................      8,708,175
                                                                                            -------------
          Net investment income .........................................................     52,721,929
                                                                                            -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...........................................................................     38,533,630
  Foreign currency transactions .........................................................        946,277
                                                                                            -------------
        Net realized gain (loss) ........................................................     39,479,907
 Net unrealized appreciation (depreciation) on:
  Investments ...........................................................................     54,341,608
  Translation of assets and liabilities denominated in foreign currencies ...............        346,462
                                                                                            -------------
        Net unrealized appreciation (depreciation) ......................................     54,688,070
                                                                                            -------------
Net realized and unrealized gain (loss) .................................................     94,167,977
                                                                                            -------------
Net increase (decrease) in net assets resulting from operations .........................   $146,889,906
                                                                                            -------------




18 | See notes to financial statements. | Annual Report

Templeton Global Income Fund

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended August 31, 2004 and 2003


                                                                                          ---------------------------------
                                                                                              2004              2003
                                                                                          ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................................   $   52,721,929    $   53,103,391
  Net realized gain (loss) from investments and foreign currency transactions .........       39,479,907        58,462,333
  Net unrealized appreciation (depreciation) on investments and translation of
   assets and liabilities denominated in foreign currencies ...........................       54,688,070        67,336,643
                                                                                          ---------------------------------
      Net increase (decrease) in net assets resulting from operations .................      146,889,906       178,902,367
Distributions to shareholders from net investment income ..............................      (70,472,145)      (64,756,384)
Capital share transactions (Note 2) ...................................................        1,767,365            43,136
                                                                                          ---------------------------------
      Net increase (decrease) in net assets ...........................................       78,185,126       114,189,119
Net assets:
 Beginning of year ....................................................................    1,058,791,248       944,602,129
                                                                                          ---------------------------------
 End of year ..........................................................................   $1,136,976,374    $1,058,791,248
                                                                                          ---------------------------------
Undistributed net investment income/distributions in excess of net investment income included in net assets:
 End of year ..........................................................................   $    5,829,306    $   (1,487,731)
                                                                                          ---------------------------------


                         Annual Report | See notes to financial statements. | 19

Templeton Global Income Fund

NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Income Fund (the Fund, formerly Templeton Global Income Fund, Inc.) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. Effective June 1, 2004, the Fund was reorganized from a Maryland corporation into a Delaware statutory trust. The Fund seeks high current income, with a secondary objective of capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in a portfolio of debt securities of U.S. and foreign issuers including emerging markets. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. All security valuation procedures are approved by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.




20 | Annual Report

Templeton Global Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on a tax basis and may differ from net investment income and realized gains for financial reporting purposes.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.



                                                              Annual Report | 21

Templeton Global Income Fund

2. SHARES OF BENEFICIAL INTEREST

The Board of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Through August 31, 2004, the Fund had repurchased a total of 11,210,400 shares.

At August 31, 2004, there were an unlimited number of shares authorized (without par value). During the year ended August 31, 2004, 199,459 shares were issued for $1,767,365 from reinvested distributions. During the year ended August 31, 2003, 6,265 shares were issued for $43,136 from reinvested distributions.

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers or directors of the following entities:

--------------------------------------------------------------------------------
ENTITY                                             AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                 Investment manager
Franklin Templeton Services, LLC (FT Services)     Administrative manager


A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the Fund's average daily net assets as follows:

-------------------------------------------------------------------------------
ANNUALIZED FEE RATE            NET ASSETS
-------------------------------------------------------------------------------
     0.550%                    First $200 million
     0.500%                    Over $200 million, up to and including $1 billion
     0.480%                    Over $1 billion, up to and including $5 billion
     0.460%                    Over $5 billion, up to and including $10 billion
     0.440%                    Over $10 billion, up to and including $15 billion
     0.420%                    Over $15 billion, up to and including $20 billion
     0.400%                    Over $20 billion


Prior to June 1, 2004, the Fund paid an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE           NET ASSETS
--------------------------------------------------------------------------------
     0.550%                   First $200 million
     0.500%                   Over $200 million


B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
     0.150%                First $200 million
     0.135%                Over $200 million, up to and including $700 million
     0.100%                Over $700 million



22 |     Annual Report

Templeton Global Income Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended August 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At August 31, 2004, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:

2008...............................      $ 2,252,961
2009...............................       22,567,406
2010...............................       27,371,582
2011...............................        4,209,282
                                         -----------
                                         $56,401,231
                                         -----------

At August 31, 2004, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ....................................  $1,016,982,090
                                                          ---------------
Unrealized appreciation ................................  $  108,319,044
Unrealized depreciation ................................     (14,825,751)
                                                          ---------------
Net unrealized appreciation (depreciation) .............  $   93,493,293
                                                          ---------------
Distributable earnings - undistributed ordinary income .. $   26,968,053
                                                          ---------------

The tax character of distributions paid during the years ended August 31, 2004 and 2003, was as follows:

                           -----------------------------
                              2004              2003
                           -----------------------------
Distributions paid from:
    ordinary income .....  $70,472,145      $64,756,384

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended August 31, 2004 aggregated $544,861,809 and $534,344,855, respectively.




                                                              Annual Report | 23

Templeton Global Income Fund

7. CREDIT RISK

The Fund has 16.83% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

8. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund in an amount not to exceed the management fees paid by the Sweep Money Fund.

9. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING
On September 20, 2004, Franklin Resources, Inc. (Franklin Resources, Inc. and its subsidiaries are referred to collectively as the "Company") announced that an agreement has been reached by two of its subsidiaries, Franklin Advisers, Inc. ("Franklin Advisers") and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to an administrative complaint filed on February 4, 2004. The administrative complaint addressed one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers reached with the SEC, as described below.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers and FTAS have consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts. The consent order has multiple sections, including "Statements of Fact" and "Violations of Massachusetts Securities Laws." The Company admitted the "Statements of Fact." The Company did not admit or deny the "Violations of the Massachusetts Securities Laws." While Franklin Advisers and FTAS did not admit or deny engaging in any wrongdoing, the Company believes that it is in its best interest and the interests of its funds' shareholders to settle this issue now and move forward.




24 | Annual Report

Templeton Global Income Fund

9. REGULATORY MATTERS (CONTINUED)

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT
On August 2, 2004, the Company announced that an agreement has been reached by Franklin Advisers with the SEC that resolves the issues resulting from the SEC's investigation of market timing activity and the SEC issued an "Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease-and-desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts administrative complaint described above.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers neither admits nor denies any wrongdoing, Franklin Advisers has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear which funds will receive distributions or which shareholders of any particular fund will receive distributions. The SEC Order also requires Franklin Advisers to, among other things, enhance and periodically review compliance policies and procedures.

OTHER GOVERNMENTAL INVESTIGATIONS
As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees have been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.




                                                              Annual Report | 25

Templeton Global Income Fund

9. REGULATORY MATTERS (CONTINUED)

OTHER GOVERNMENTAL INVESTIGATIONS (CONTINUED)
The staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against Franklin Advisers and Franklin Templeton Distributors, Inc. ("FTDI") concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office ("CAGO") also has advised the Company that the California Attorney General is authorized to bring a civil action against the Company and FTDI arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company's and funds' shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so. The Company continues to have discussions towards resolving these governmental investigations.

OTHER LEGAL PROCEEDINGS
The Company, in addition to other entities within Franklin Templeton Investments, including certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Massachusetts administrative complaint described above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

Various subsidiaries of the Company have also been named in multiple lawsuits filed in state courts in Illinois alleging breach of duty with respect to valuation of the portfolio securities of certain funds managed by such subsidiaries.

In addition, the Company and certain of its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees. These lawsuits are styled as class actions and derivative actions brought on behalf of certain funds.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing governmental investigations or class actions or other lawsuits. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.



26 | Annual Report

Templeton Global Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON GLOBAL INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Global Income Fund (the "Fund," formerly Templeton Global Income Fund, Inc.) at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 13, 2004




                                                              Annual Report | 27

Templeton Global Income Fund

TAX DESIGNATION (UNAUDITED)

At August 31, 2004, more than 50% of the Templeton Global Income Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on August 17, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis, by country, of foreign tax paid, foreign source income, foreign qualified dividends, and adjusted foreign source income as designated by the Fund to shareholders of record. As a service to individual shareholders filing Form 1116, "Adjusted Foreign Source Income per Share" in column 4 below reports foreign source income with the required adjustments to foreign source qualified dividends. This information is provided to simplify your reporting of foreign source income for line 1 of Form 1116.

-----------------------------------------------------------------------------------------------------------
                                                                                               ADJUSTED
                                               FOREIGN TAX    FOREIGN         FOREIGN           FOREIGN
                                                  PAID     SOURCE INCOME QUALIFIED DIVIDENDS SOURCE INCOME
  COUNTRY                                       PER SHARE    PER SHARE       PER SHARE         PER SHARE
-----------------------------------------------------------------------------------------------------------
  Australia .................................     0.0000      0.0262           0.0000            0.0262
  Austria ...................................     0.0000      0.0117           0.0000            0.0117
  Belgium ...................................     0.0000      0.0131           0.0000            0.0131
  Brazil ....................................     0.0000      0.0021           0.0000            0.0021
  Bulgaria ..................................     0.0000      0.0002           0.0000            0.0002
  Canada ....................................     0.0000      0.0073           0.0000            0.0073
  Colombia ..................................     0.0000      0.0066           0.0000            0.0066
  Denmark ...................................     0.0000      0.0065           0.0000            0.0065
  Finland ...................................     0.0000      0.0118           0.0000            0.0118
  France ....................................     0.0000      0.0224           0.0000            0.0224
  Germany ...................................     0.0000      0.0106           0.0000            0.0106
  Greece ....................................     0.0000      0.0016           0.0000            0.0016
  Hungary ...................................     0.0000      0.0082           0.0000            0.0082
  Indonesia .................................     0.0045      0.0442           0.0000            0.0442
  Ireland ...................................     0.0000      0.0031           0.0000            0.0031
  Italy .....................................     0.0000      0.0081           0.0000            0.0081
  Mexico ....................................     0.0000      0.0113           0.0000            0.0113
  Netherlands ...............................     0.0000      0.0073           0.0000            0.0073
  New Zealand ...............................     0.0000      0.0372           0.0000            0.0372
  Norway ....................................     0.0000      0.0130           0.0000            0.0130
  Panama ....................................     0.0000      0.0015           0.0000            0.0015
  Peru ......................................     0.0000      0.0023           0.0000            0.0023
  Philippines ...............................     0.0000      0.0257           0.0000            0.0257
  Poland ....................................     0.0000      0.0055           0.0000            0.0055
  Russia ....................................     0.0000      0.0180           0.0000            0.0180
  South Africa ..............................     0.0000      0.0011           0.0000            0.0011
  South Korea ...............................     0.0040      0.0259           0.0000            0.0259
  Spain .....................................     0.0000      0.0100           0.0000            0.0100
  Sweden ....................................     0.0000      0.0289           0.0000            0.0289
  Thailand ..................................     0.0000      0.0061           0.0000            0.0061
  Ukraine ...................................     0.0000      0.0131           0.0000            0.0131
  United Kingdom ............................     0.0000      0.0019           0.0000            0.0019
  Venezuela .................................     0.0000      0.0371           0.0000            0.0371
                                                -----------------------------------------------------------
  TOTAL .....................................    $0.0085     $0.4296          $0.0000           $0.4296
                                                -----------------------------------------------------------



28 | Annual Report

Templeton Global Income Fund

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates. Generally, this is the foreign source income to be reported by certain trusts and corporate shareholders.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. If you are an individual shareholder who does not meet the qualified dividend holding period requirements, you may find this information helpful to calculate the foreign source income adjustment needed to complete line 1 of Form 1116.

Adjusted Foreign Source Income per Share (Column 4) is the adjusted amount per share of foreign source income the Fund paid to you. These amounts reflect the Foreign Source Income reported in column 2 adjusted for the tax rate differential on foreign source qualified dividends that may be required for certain individual shareholders pursuant to Internal Revenue Code 904(b)(2)(B). If you are an individual shareholder who meets the qualified dividend holding period requirements, generally, these Adjusted Foreign Source Income amounts may be reported directly on line 1 of Form 1116 without additional adjustment.

In January 2005, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2004. The Foreign Source Income reported on Form 1099-DIV has been reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to Internal Revenue Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2004 individual income tax returns.



                                                              Annual Report | 29

Templeton Global Income Fund, Inc.

ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 27, 2004

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Boulevard, Fort Lauderdale, Florida, on February 27, 2004. The purpose of the meeting was to elect four Directors of the Fund, to approve an Agreement and Plan of Reorganization providing for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust, to approve amendments to certain of the Fund's fundamental investment restrictions (including six Sub-Proposals), and to approve the elimination of certain of the Fund's fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund:
Frank J. Crothers, Charles B. Johnson, Fred R. Millsaps and Frank A. Olson.* In addition, Shareholders approved an Agreement and Plan of Reorganization providing for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust, amendments to certain of the Fund's fundamental investment restrictions (including six Sub-Proposals), and the elimination of certain of the Fund's fundamental investment restrictions. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

Proposal 1. The election of four (4) Directors:

------------------------------------------------------------------------------------------------------------
                                                  % OF       % OF                         % OF        % OF
                                              OUTSTANDING   VOTED                     OUTSTANDING    VOTED
  TERM EXPIRING 2005:              FOR           SHARES     SHARES         WITHHELD      SHARES      SHARES
------------------------------------------------------------------------------------------------------------
  Frank A. Olson ..........  85,114,981.1708     65.68%     97.30%      2,360,315.0144     1.82%      2.70%
------------------------------------------------------------------------------------------------------------
  TERM EXPIRING 2007:
------------------------------------------------------------------------------------------------------------
  Frank J. Crothers .......  85,284,117.1708     65.81%     97.50%      2,191,179.0144     1.69%      2.50%
  Charles B. Johnson ......  85,202,626.1708     65.75%     97.40%      2,272,670.0144     1.75%      2.60%
  Fred R. Millsaps ........  85,091,141.1708     65.66%     97.27%      2,384,155.0144     1.84%      2.73%

* Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato, Edith E. Holiday, Gordon S. Macklin and Constantine D Tseretopoulos are currently serving on the Board and their terms of office continued after the Annual Meeting of Shareholders.


Proposal 2. The approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust:

----------------------------------------------------------------------------------------------------
                                 SHARES VOTED         % OF OUTSTANDING SHARES    % OF SHARES PRESENT
----------------------------------------------------------------------------------------------------
  For .....................    66,973,840.1143                51.68%                    76.56%
  Against .................     2,113,787.9560                 1.63%                     2.42%
  Abstain .................     1,644,997.1149                 1.27%                     1.88%
  Broker Non-Votes ........    16,742,670.9998                12.92%                    19.14%
----------------------------------------------------------------------------------------------------
  TOTAL ...................    87,475,296.1850                67.50%                   100.00%



30 | Annual Report

Templeton Global Income Fund, Inc.

Proposal 3. The approval of amendments to certain of the Fund's fundamental investment restrictions (includes six (6) Sub-Proposals):

     Sub-Proposal 3a: To amend the Fund's fundamental investment restriction regarding borrowing and issuing senior securities:

-----------------------------------------------------------------------------------------------------
                              SHARES VOTED           % OF OUTSTANDING SHARES     % OF SHARES PRESENT
-----------------------------------------------------------------------------------------------------
  For ....................   63,313,586.9056                  48.86%                    72.38%
  Against ................    5,165,604.1619                   3.99%                     5.91%
  Abstain ................    2,253,432.1177                   1.74%                     2.58%
  Broker Non-Votes .......   16,742,672.9998                  12.92%                    19.14%
-----------------------------------------------------------------------------------------------------
  TOTAL ..................   87,475,296.1850                  67.50%                   100.00%

   Sub-Proposal 3b: To amend the Fund's fundamental investment restriction regarding industry concentration:

-----------------------------------------------------------------------------------------------------
                              SHARES VOTED            % OF OUTSTANDING SHARES     % OF SHARES PRESENT
-----------------------------------------------------------------------------------------------------
  For ....................   64,176,666.4607                  49.52%                    73.37%
  Against ................    4,313,662.4497                   3.33%                     4.93%
  Abstain ................    2,242,296.2748                   1.73%                     2.56%
  Broker Non-Votes .......   16,742,670.9998                  12.92%                    19.14%
-----------------------------------------------------------------------------------------------------
  TOTAL ..................   87,475,296.1850                  67.50%                   100.00%

   Sub-Proposal 3c: To amend the Fund's fundamental investment restriction regarding investments in commodities:

-----------------------------------------------------------------------------------------------------
                               SHARES VOTED           % OF OUTSTANDING SHARES     % OF SHARES PRESENT
-----------------------------------------------------------------------------------------------------
  For ....................   63,569,715.2521                  49.06%                    72.67%
  Against ................    4,888,251.9349                   3.77%                     5.59%
  Abstain ................    2,274,656.9982                   1.76%                     2.60%
  Broker Non-Votes .......   16,742,671.9998                  12.92%                    19.14%
-----------------------------------------------------------------------------------------------------
  TOTAL ..................   87,475,296.1850                  67.50%                   100.00%

   Sub-Proposal 3d: To amend the Fund's fundamental investment restriction regarding investments in real estate:

-----------------------------------------------------------------------------------------------------
                               SHARES VOTED           % OF OUTSTANDING SHARES     % OF SHARES PRESENT
-----------------------------------------------------------------------------------------------------
  For ....................   64,189,967.9003                  49.53%                    73.38%
  Against ................    4,360,477.4301                   3.36%                     4.98%
  Abstain ................    2,182,179.8548                   1.68%                     2.49%
  Broker Non-Votes .......   16,742,670.9998                  12.92%                    19.14%
-----------------------------------------------------------------------------------------------------
  TOTAL ..................   87,475,296.1850                  67.50%                   100.00%

                                                              Annual Report | 31

Templeton Global Income Fund, Inc.

   Sub-Proposal 3e: To amend the Fund's fundamental investment restriction regarding lending:

-------------------------------------------------------------------------------------------------------
                               SHARES VOTED            % OF OUTSTANDING SHARES     % OF SHARES PRESENT
-------------------------------------------------------------------------------------------------------
  For ....................   63,194,446.5359                  48.77%                    72.24%
  Against ................    5,208,469.9322                   4.02%                     5.95%
  Abstain ................    2,329,707.7171                   1.80%                     2.66%
  Broker Non-Votes .......   16,742,671.9998                  12.92%                    19.14%
-------------------------------------------------------------------------------------------------------
  TOTAL ..................   87,475,296.1850                  67.50%                   100.00%

   Sub-Proposal 3f: To amend the Fund's fundamental investment restriction regarding underwriting.

-------------------------------------------------------------------------------------------------------
                               SHARES VOTED            % OF OUTSTANDING SHARES     % OF SHARES PRESENT
-------------------------------------------------------------------------------------------------------
  For ....................   63,744,570.8519                  49.19%                    72.87%
  Against ................    4,565,076.6243                   3.52%                     5.22%
  Abstain ................    2,422,974.7090                   1.87%                     2.77%
  Broker Non-Votes .......   16,742,673.9998                  12.92%                    19.14%
-------------------------------------------------------------------------------------------------------
  TOTAL ..................   87,475,296.1850                  67.50%                   100.00%

Proposal 4: The approval of the elimination of certain of the Fund's fundamental investment restriction

-------------------------------------------------------------------------------------------------------
                               SHARES VOTED            % OF OUTSTANDING SHARES     % OF SHARES PRESENT
-------------------------------------------------------------------------------------------------------
  For ....................   63,299,811.2293                  48.85%                    72.36%
  Against ................    5,005,741.4484                   3.86%                     5.72%
  Abstain ................    2,427,066.5075                   1.87%                     2.77%
  Broker Non-Votes .......   16,742,676.9998                  12.92%                    19.14%
-------------------------------------------------------------------------------------------------------
  TOTAL ..................   87,475,296.1850                  67.50%                   100.00%

Note: Due to rounding, the percentage totals may not necessarily agree with the arithmetic sum of the figures.




32 | Annual Report

Templeton Global Income Fund

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; share dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to Mellon Bank, N.A. (the "Plan Administrator"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Bank, N.A." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attention: Templeton Global Income Fund. The Plan Administrator shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator's fees for a sale of shares through the Plan are $15.00 per transaction plus a $0.12 per share trading fee.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds, less a service charge of $15.00 and less trading fees of $0.12 per share, to the participant.



                                                              Annual Report | 33

Templeton Global Income Fund

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ 07660
1-800-416-5585
www.melloninvestor.com

SHAREHOLDER INFORMATION
Shares of Templeton Global Income Fund are traded on the New York Stock Exchange under the symbol "GIM." The Fund's shares are also listed and traded on the Pacific Exchange. Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the "New York Stock Exchange Composite Transactions" section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can access their Fund account on-line with Investor ServiceDirectAE. For information go to Mellon Investor Services' web site at https://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BENAE (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Global Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.



34 | Annual Report

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (72)           Trustee        Since 1992       140                        Director, Bar-S Foods (meat packing
 500 East Broward Blvd.                                                                     company).
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
 Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK J. CROTHERS (60)          Trustee        Since 1999       21                        None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Island Corporate Holdings Ltd. (Vice Chairman 1996-2003); Vice Chairman, Caribbean Utilities Co. Ltd.; Director and
 President, Provo Power Company Ltd.; Director, Caribbean Electric Utility Services Corporation (Chairman until 2002); director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd. (1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (72)        Trustee        Since 1992       141                       None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (52)           Trustee        Since 1996       96                        Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                                    (exploration and refining of oil and
 Suite 2100                                                                                gas); H.J. Heinz Company (processed
 Fort Lauderdale, FL 33394-3091                                                            foods and allied products); RTI
                                                                                           International Metals, Inc. (manufac-
                                                                                           ture and distribution of titanium); and
                                                                                           Canadian National Railway (railroad).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
 of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
 and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------



                                                              Annual Report | 35

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (76)          Trustee        Since 1993       140                       Director, White Mountains Insurance
 500 East Broward Blvd.                                                                    Group, Ltd. (holding company);
 Suite 2100                                                                                Martek Biosciences Corporation;
 Fort Lauderdale, FL 33394-3091                                                            MedImmune, Inc. (biotechnology);
                                                                                           and Overstock.com (Internet servi-
                                                                                           ces); and FORMERLY, Director, MCI
                                                                                           Communication Corporation (subse-
                                                                                           quently known as MCI WorldCom,
                                                                                           Inc. and WorldCom, Inc.) (communi-
                                                                                           cations services) (1988-2002) and
                                                                                           Spacehab, Inc. (aerospace services)
                                                                                           (1994-2003).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National
 Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS (75)           Trustee        Since 1990       28                        None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
 (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK A. OLSON (72)             Trustee        Since 2003       21                        Director, Becton, Dickinson and Co.
 500 East Broward Blvd.                                                                    (medical technology); White
 Suite 2100                                                                                Mountains Insurance Group Ltd.
 Fort Lauderdale, FL 33394-3091                                                            (holding company); and Amerada
                                                                                           Hess Corporation (exploration and
                                                                                           refining of oil and gas).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, The Hertz Corporation (car rental) (since 1980) (Chief Executive Officer 1977-1999); and FORMERLY,
 Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
 CONSTANTINE D. TSERETOPOULOS    Trustee        Since 1999       21                        None
 (50)
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
 University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------





36 |  Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **NICHOLAS F. BRADY (74)        Trustee        Since 1993       21                         Director, Amerada Hess Corporation
 Suite 2100                                                                                 (exploration and refining of oil and
 500 East Broward Blvd.                                                                     investment business); and FORMERLY,
 Fort Lauderdale, FL 33394-3091                                                             Director, H.J. Heinz Company
                                                                                            (processed foods and allied products)
                                                                                            (1987-1988; 1993-2003).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Darby Overseas Investments, Ltd., Darby Emerging Markets Investments LDC and Darby Technology Ventures Group, LLC
 (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin Templeton Investment Fund; and FORMERLY,
 Chairman, Templeton Emerging Markets Investment Trust PLC (until 2003), Secretary of the United States Department of the Treasury
 (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April
 1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (71)       Trustee,       Trustee and Vice 140                        None
 One Franklin Parkway            Chairman of    President since
 San Mateo, CA 94403-1906        the Board and  1992 and
                                 Vice President Chairman of the
                                                Board since 1995

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
 Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS (59)            Vice President Since 1996       Not Applicable            None
 One Franklin Parkway
 San Mateo, CA 94403-1906


 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
 Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JAMES M. DAVIS (52)             Chief          Since July 2004  Not Applicable             None
 One Franklin Parkway            Compliance
 San Mateo, CA 94403-1906        Officer

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc.;
 and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 37

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 JEFFREY A. EVERETT (40)         Vice President Since 2001       Not Applicable             None
 PO Box N-7759
 Lyford Cay, Nassau, Bahamas

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
------------------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (44)         Vice President Since 1989       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
 Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
 President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
 Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
 Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
 Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (57)           Senior Vice    Since 2002       Not Applicable             None
 500 East Broward Blvd.          President and
 Suite 2100                      Chief
 Fort Lauderdale, FL 33394-3091  Executive
                                 Officer -
                                 Finance and
                                 Administration

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (57)              Vice President Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
 officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
 Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------





38 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)           Vice President Vice President   Not Applicable             None
 One Franklin Parkway            and Secretary  since 2000
 San Mateo, CA 94403-1906                       and Secretary
                                                since 1996

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
 Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
 Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
 Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
 and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
 Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
 (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 RUPERT H. JOHNSON, JR. (64)     Vice President Since 1996       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
 President, Franklin Advisory Services, LLC; and officer and/or director or Director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JOHN R. KAY (64)                Vice President Since 1994       Not Applicable             None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
 Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 35 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 DIOMEDES LOO-TAM (65)           Treasurer      Since March      Not Applicable             None
 One Franklin Parkway                           2004
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 15 of the investment companies in Franklin Templeton Investments; Consultant, MyVest Corporation (software development company and investment advisory services); and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc.
 (2002-2003); Treasurer/Controller of most of the investment companies in Franklin Templeton Investments (1985-2000); and Senior
 Vice President, Franklin Templeton Services, LLC (1997-2000).
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (67)          Vice President Since 2002       Not Applicable             Director, FTI Banque, Arch
 600 Fifth Avenue                 - AML                                                     Chemicals, Inc. and Lingnan
 Rockefeller Center              Compliance                                                 Foundation
 New York, NY 10020-2302

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------



                                                              Annual Report | 39

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
                                                  LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION         TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 CHRISTOPHER J. MOLUMPHY (42)    President and    Since 2002       Not Applicable             None
 One Franklin Parkway            Chief
 San Mateo, CA 94403-1906        Executive
                                 Officer -
                                 Investment
                                 Management

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (67)          Vice President   Since 2000       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
 FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and
 Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
 GALEN G. VETTER (52)            Chief Financial  Since May 2004   Not Applicable             None
 500 East Broward Blvd.          Officer and
 Suite 2100                      Chief
 Fort Lauderdale, FL 33394-3091  Accounting
                                 Officer

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
 LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources. Nicholas F. Brady is considered to be an interested person of the Fund under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS, WHO IS CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT COMMITTEE SINCE INCEPTION AND WAS FORMERLY CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON, WHO CURRENTLY SERVES AS CHAIRMAN OF THE BOARD OF THE HERTZ CORPORATION AND WAS ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999, IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD. AND A FORMER PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UNITED AIRLINES. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT TRUSTEES AS THAT TERM IS DEFINED UNDER THE APPLICABLE STOCK EXCHANGE RULES AND SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.




40 |  Annual Report

Templeton Global Income Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the SEC to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which includes the Fund's annual and semi-annual reports to shareholders) that are filed semi-annually with the SEC. The Fund has filed such certifications with its Form N-CSRS for the six months ended February 29, 2004. Additionally, the Fund expects to file, on or before October 29, 2004, such certifications with its Form N-CSR for the year ended August 31, 2004.




                                                              Annual Report | 41
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Literature Request

TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 1
Franklin Small-Mid Cap Growth Fund

VALUE
Franklin Balance Sheet
  Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds
  Allocation Fund
Franklin Templeton Perspectives
  Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 5, 7
Franklin Money Fund 5, 6
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 8
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5, 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 11


1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

7. Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

8. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


09/04             Not part of the annual report

      [LOGO OMITTED]
FRANKLIN [R] TEMPLETON [R]     100 Fountain Parkway
       INVESTMENTS             P.O. Box 33030
                               St. Petersburg, FL  33733-8030




ANNUAL REPORT
TEMPLETON GLOBAL
INCOME FUND


INVESTMENT MANAGER
Franklin Advisers, Inc.




TRANSFER AGENT
Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
Toll free number: 1-800/416-5585
Hearing Impaired phone number: 1-800/231-5469
Foreign Shareholders phone number: 201/329-8660 www.melloninvestor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



TLGIM A2004 10/04






ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(a), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $15,659 for the fiscal year ended August 31, 2004 and $39,875 for the fiscal year ended August 31, 2003.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements were $45,000 for the fiscal year ended August 31, 2004 and $3,614 for the fiscal year ended August 31, 2003. The services for which these fees were paid included attestation services.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $554 for the fiscal year ended August 31, 2004 and $0 for the fiscal year ended August 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $99,446 for the fiscal year ended August 31, 2004 and $0 for the fiscal year ended August 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $145,000 for the fiscal year ended August 31, 2004 and $3,614 for the fiscal year ended August 31, 2003.

(h) No disclosures are required by this Item 4(h).


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are:  Fred R. Millsaps, Frank J. Crothers, Frank
A. Olson and Constantine D. Tseretopoulos.


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available on-line at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.     N/A


ITEM 9. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 10. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 11. EXHIBITS

(a) Code of Ethics

(b)(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b)(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INCOME FUND

By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date  October 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date  October 29, 2004


By /s/GALEN G. VETTER
Chief Financial Officer
Date  October 29, 2004